INCOME TAXES	12 Months Ended
Dec. 31, 2020
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INCOME TAXES
10.	INCOME TAXES

(a)	Current income taxes

Below is a reconciliation of combined federal and provincial corporate income taxes at the company’s effective rate of 26.5% (2019: 26.5%).

	December 31, 2020	December 31, 2019
Net loss before income taxes	$(24,184,657)	$(41,907,079)
Income taxes at statutory rates	(6,408,934)	(11,105,376)
Tax effect of expenses not deductible for income tax purposes:
Permanent differences	7,648,554	(4,800,780)
Unrecognized share issue costs	(129,264)	(625,220)
Tax / foreign rate changes and other adjustments	(49,409)	93,724
Total tax recovery	1,060,947	(16,437,652)
Tax recovery not recognized	(1,060,947)	16,437,652
	$-	$-

(b)	Deferred income taxes

Deferred income tax assets and liabilities result primarily from differences in recognition of certain timing differences that give rise to the Company’s future tax assets (liabilities) and are as follows:

	December 31, 2020	December 31, 2019
Non-capital losses	$62,773,915	$63,740,497
Qualifying research and development expenditure	1,493,309	1,493,309
Share issue costs and other	1,868,633	1,999,584
Total tax assets	66,135,857	67,233,390
Tax assets not recognized	(66,135,857)	(67,233,390)
Net deferred tax assets	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is probable that some or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Management, based on IFRS criteria, has determined, at this time, not to recognize its deferred tax assets.

(c)	Losses carried forward

The Company has non-capital losses of approximately $236,882,697 available to reduce future income taxes. The non-capital losses expire approximately as follows:

Expiry year	Non-capital losses
2031	$9,674,326
2032	10,454,774
2033	10,210,370
2034	13,784,437
2035	43,934,918
2036	28,260,911
2037	19,604,159
2038	40,239,997
2039	60,718,805
$236,882,697

The Company has accumulated Qualifying Research and Development expenses of $5,635,128 from prior years research and development. These expenditures may be carried forward indefinitely and used to reduce taxable income in future years.

As a result of a Canada Revenue Agency (CRA) audit completed in 2017 and 2016, regarding Titan’s 2012 and 2011 SR&ED claim, the 2012 loss of $6,517,436 has been adjusted to $7,260,729 and the 2011 loss of $9,423,694 has been adjusted to $12,735,836. The qualifying SR&ED expenditures has also been adjusted from $9,439,430 to $5,635,128. CRA concluded that the claimed work did not satisfy the SR&ED criteria. Titan is appealing this decision by CRA.

(d)	Investment tax credits

At December 31, 2020, the Company has $1,167,560 (2019 - $1,167,560) of unclaimed investment tax credits available to reduce federal income taxes payable in future years. If not utilized, these investment tax credits will start expiring in 2028. The amounts have been adjusted to reflect changes due to the CRA audit.

At December 31, 2020, the Company has $237,997 (2019 - $237,997) of unclaimed Ontario Research and Development Tax Credit available to reduce Ontario income taxes payable in future years. If not utilized, this credit will start expiring in 2029. The amounts have been adjusted to reflect changes due to the CRA audit.